The Company	12 Months Ended
Mar. 28, 2021
Corporate Information And Statement Of IFRS Compliance [Abstract]
The Company	The Company
Organization
Canada Goose Holdings Inc. and its subsidiaries (the “Company”) design, manufacture, and sell performance luxury apparel for men, women, youth, children, and babies. The Company’s apparel collections include various styles of parkas, lightweight down jackets, rainwear, windwear, knitwear, footwear, and accessories for fall, winter, and spring seasons. The Company’s head office is located at 250 Bowie Avenue, Toronto, Canada M6E 4Y2. The use of the terms “Canada Goose”, “we”, “us” and “our” throughout these notes to the consolidated financial statements refer to the Company.
Canada Goose is a public company listed on the Toronto Stock Exchange and the New York Stock Exchange under the trading symbol “GOOS”. The principal shareholders of the Company are investment funds advised by Bain Capital LP and its affiliates (“Bain Capital”), and DTR LLC, (“DTR”), an entity indirectly controlled by the President and Chief Executive Officer of the Company. The principal shareholders hold multiple voting shares representing 46.2% of the total shares outstanding as at March 28, 2021, or 89.6% of the combined voting power of the total voting shares outstanding. Subordinate voting shares that trade on public markets represent 53.8% of the total shares outstanding as at March 28, 2021, or 10.4% of the combined voting power of the total voting shares outstanding.
Statement of compliance
The consolidated financial statements have been prepared in accordance with International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board (“IASB”).
These consolidated financial statements were authorized for issuance by the Company’s Board of Directors on May 12, 2021.
Fiscal year
Under an accounting convention common in the retail industry, the Company follows a 52-week reporting cycle, which periodically necessitates a fiscal year of 53 weeks with the fiscal year ending on the Sunday closest to March 31. Each fiscal quarter is 13 weeks. The additional week in a 53 week fiscal year is added to the third quarter. The Company's first 53 week fiscal year will occur in 2022. Fiscal 2021 comprises four fiscal quarters ended on June 28, 2020, September 27, 2020, December 27, 2020 and March 28, 2021. The Company has not adjusted financial results for quarters prior to fiscal 2020. In these consolidated financial statements, the term "year ended March 28, 2021” refers to the 52-week period ended March 28, 2021 (364 days) and the term “year ended March 29, 2020” refers to the 52-week period ended March 29, 2020 (364 days).
Operating segments
The Company classifies its business in three operating and reportable segments: Direct-to-Consumer (“DTC”), Wholesale, and Other. The DTC segment comprises sales through country-specific e-Commerce platforms and its Company-owned retail stores located in luxury shopping locations.
The Wholesale segment comprises sales made to a mix of functional and fashionable retailers, including major luxury department stores, outdoor specialty stores, and individual shops, and to international distributors, who are partners that have exclusive rights to an entire market.
Seasonality
Our business is seasonal, and we have historically realized a significant portion of our Wholesale revenue and operating income in the second and third quarters of the fiscal year and DTC revenue and operating income in the third and fourth quarters of the fiscal year. Thus, lower-than-expected revenue in these periods could have an adverse impact on our annual operating results.
Cash flows from operating activities are typically highest in the third and fourth quarters of the fiscal year due to revenue from the DTC segment and the collection of trade receivables from Wholesale revenue earlier in the year. Working capital requirements typically increase as inventory builds. Borrowings have historically increased in the first and second quarters and been repaid in the third quarter of the fiscal year.
COVID-19 pandemic
Globally, public health officials have imposed restrictions and recommended precautions to mitigate the spread of COVID-19, resulting in closures of our retail locations as well as reduced traffic and store productivity, similarly impacting our wholesale partners. We have also experienced a significant reduction in the capacity of our network, including our facilities, due to distancing measures. During the fourth quarter of fiscal 2020, we temporarily reduced operating hours for our retail locations in Mainland China and closed our retail locations in North America and Europe. We began a gradual reopening of these locations during the first quarter of fiscal 2021 in accordance with guidance from local authorities, and all of our retail locations were operating by the end of the second quarter of fiscal 2021. During the third and fourth quarters of fiscal 2021, 9 of 28 of our retail stores, representing 32% of our network globally, were closed due to government orders for average durations of three to eight weeks, respectively. As at May 12, 2021, 6 of 28 of our retail stores, representing 21% of our network, remain closed. We also temporarily closed our manufacturing facilities across Canada in March 2020. In the first quarter of fiscal 2021, our manufacturing facilities were temporarily closed and net overhead costs of $4.3m were recognized in cost of sales. Our manufacturing facilities were partially reopened in April 2020 for the production of PPE. During the second quarter of fiscal 2021, we began a limited restart of the production of outerwear alongside PPE at all of our facilities. All of our manufacturing facilities were operating as at March 28, 2021 at lower output levels than historically realized to ensure appropriate distancing measures were in place.
In response to COVID-19, various government programs have been announced to provide financial relief for affected businesses. The most significant relief measure which the Company qualifies for is the Canada Emergency Wage Subsidy ("CEWS") under the COVID-19 Economic Response Plan in Canada. For the year ended March 28, 2021, the Company recognized government subsidies totaling $27.5m, under this wage subsidy program and similar plans in other jurisdictions. The Company recognizes government grants when there is reasonable assurance that it will comply with the conditions required to qualify for the grant, and that the grant will be received. These subsidies were recorded as a reduction to the associated wage costs which the Company incurred during the year ended March 28, 2021, and were recognized in cost of sales ($13.5m), SG&A expenses ($13.6m), and other costs ($0.4m). No such grants were applied for or received in respect of the manufacture and sale of PPE as these were sold to health authorities at cost.
Inventories are valued at the lower of cost and net realizable value. The Company periodically reviews the value of inventories and makes provisions as necessary to estimate the amounts expected to be unrecoverable due to obsolescence, damage, or declining selling prices. For the year ended March 28, 2021, the Company did not recognize any significant additional write-offs of inventories (note 9) related to COVID-19.
As a result of the temporary store closures, net costs of $9.0m were recognized in selling, general and administrative expenses, depreciation and amortization, and interest during the year ended March 28, 2021.
Management assessed whether indicators of impairment existed as at March 28, 2021 in accordance with IAS 36, Impairment of Assets, and no indicators were identified.